404 P-1
                          SUPPLEMENT DATED MAY 1, 2005
                              TO THE PROSPECTUS OF
                          FRANKLIN U.S. LONG-SHORT FUND
                             DATED SEPTEMBER 1, 2004

The prospectus is amended as follows:

I. The manager line-up in the "Management" section on page 16 is replaced with the following:

 The team responsible for the Fund's management is:

 DANIEL HENNESSY CFA,
 PORTFOLIO MANAGER OF ADVISERS

 Mr. Hennessy has been a manager of the Fund since April 2005. He joined Franklin Templeton Investments in 2000. Previously, he worked for Fidelity Investments and McKinsey & Company.

 GARY KO,
 ASSISTANT PORTFOLIO MANAGER OF ADVISERS

 Mr. Ko has been a manager of the Fund since 2002. He joined Franklin Templeton Investments in 2000. Previously, he worked for Bank of America (Asia) in Hong Kong.

               Please keep this supplement for future reference.